UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                        Entry into a Material Definitive Agreement.

Amended and Restated Agreement and Plan of Merger

On July 24, 2016, AMC Entertainment Holdings, Inc. (“AMC”), AMC’s indirect wholly-owned subsidiary Congress Merger Subsidiary, Inc. (“Merger Subsidiary”), and Carmike Cinemas, Inc. (“Carmike”) entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), which amends and restates the Agreement and Plan of Merger, dated March 3, 2016, among AMC, Merger Subsidiary, and Carmike (the “Original Merger Agreement”).

The Merger Agreement provides, among other things, that at the effective time of the merger, each share of Carmike’s common stock, par value $0.03 per share, issued and outstanding immediately prior to the effective time (other than shares owned by (i) AMC, Merger Subsidiary, or Carmike (which will be cancelled) or (ii) stockholders that have exercised appraisal rights under Delaware law) will be converted, at the election of the stockholder, into the right to receive either (i) $33.06 in cash, without interest or (ii) 1.0819 shares of AMC Class A common stock (the “Per Share Merger Consideration”). As described in the Merger Agreement, after the elections are made, the final Per Share Merger Consideration delivered to the stockholders is subject to proration so that 70% of the total shares held by all Carmike stockholders are converted into cash and 30% of the total shares held by all Carmike stockholders are converted into shares of AMC Class A common stock.

Each Carmike stock option, share of restricted stock, restricted stock unit and performance share, will, contingent upon consummation of the merger, become 100% vested, and will be cancelled and converted into the right to receive the Per Share Merger Consideration pursuant to the election procedures described above or, in the case of stock options that have not been exercised, the excess, if any, of the cash amount of the Per Share Merger Consideration over the exercise price of such stock option. Performance shares will be paid based on actual results for each performance period completed prior to closing or at target for all incomplete periods.

The completion of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of various customary closing conditions, including, among other things, the receipt of regulatory and stockholder approvals as provided for in the Original Merger Agreement and that the Form S-4 Registration Statement under the Securities Act of 1933, as amended, to be filed by AMC and Carmike shall have become and remains effective. Carmike’s obligation to close is also conditioned on the absence of a Parent Material Adverse Effect (as defined in the Merger Agreement) following the signing of the Merger Agreement.

If the Form S-4 has not become effective by October 25, 2016, then Carmike and AMC may extend the “End Date” (i.e., December 5, 2016) for an additional period of time not to exceed ninety days.

Except as noted above, the material terms of the Merger Agreement are the same as the corresponding material terms of the Original Merger Agreement, a description of which is included under “Item 1.01. Entry into a Material Definitive Agreement — Agreement and Plan of Merger” of the Current Report on Form 8-K filed by AMC with the U.S. Securities and Exchange Commission (the “SEC”) on March 4, 2016 (the “Prior Current Report”) and “Item 1.01. Entry into a Material Definitive Agreement — Agreement and Plan of Merger” of the Prior Current Report is incorporated herein by reference.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about AMC, Merger Subsidiary or Carmike. The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Merger Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AMC, Carmike or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the AMC’s public disclosures.

Second Amended and Restated Debt Commitment Letter

In connection with the entry into the Merger Agreement, AMC entered into a second amended and restated debt financing commitment letter (the “Debt Commitment Letter”) with Citigroup Global Markets Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, HSBC Bank USA, N.A. and HSBC Securities (USA) Inc. (the “Commitment Parties”) on July 24, 2016, pursuant to which the Commitment Parties have committed to arrange and provide AMC with (i) a senior secured incremental term loan in an aggregate amount of up to $225.0 million and (ii) a senior subordinated bridge loan in an aggregate amount of up to $300.0 million, in each case, on the terms and subject to the conditions set forth in the Debt Commitment Letter. It is expected that AMC will seek long-term debt financing in lieu of drawings under the senior subordinated bridge loan, subject to market and other conditions.

The Commitment Parties or their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to AMC and its affiliates in the ordinary course of business.

The foregoing summary of the Debt Commitment Letter and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Commitment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Additional Information Regarding the Merger

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger of Carmike with and into a wholly-owned subsidiary of AMC. In connection with the proposed merger, AMC and Carmike will file with the SEC a Registration Statement on Form S-4 (the

“Registration Statement”) containing a prospectus with respect to the AMC common stock to be issued in the proposed merger and a proxy statement of Carmike in connection with the proposed merger (the “Proxy Statement/Prospectus”).  The proxy statement of Carmike contained in the Proxy Statement/Prospectus will replace the definitive proxy statement which Carmike previously filed with the SEC on May 23, 2016 and mailed to its stockholders on or about May 25, 2016.  Each of AMC and Carmike intends to file other documents with the SEC regarding the proposed merger.  The definitive Proxy Statement/Prospectus will be mailed to stockholders of Carmike and will contain important information about the proposed merger and related matters.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, CARMIKE’S STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT AMC OR CARMIKE HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Carmike’s stockholders will be able to obtain, free of charge, copies of the definitive Proxy Statement/Prospectus and Registration Statement, when available, and other relevant documents filed by AMC and Carmike with the SEC, at the SEC’s website at www.sec.gov. In addition, Carmike’s stockholders may obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by Carmike with the SEC from Carmike’s website at http://www.carmikeinvestors.com/.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  This communication is not a substitute for any prospectus, proxy statement or any other document that AMC or Carmike may file with the SEC in connection with the proposed merger.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed merger. However, each of AMC, Carmike and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Carmike’s stockholders with respect to the proposed merger. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed merger, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus, which will replace the definitive proxy statement which Carmike previously filed with the SEC on May 23, 2016 and mailed to its stockholders on or about May 25, 2016.  Additional information concerning AMC’s directors and executive officers is set forth in the definitive proxy statement filed by AMC with the SEC on March 15, 2016 and in the Annual Report on Form 10-K filed by AMC with the SEC on March 8, 2016.  These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from the investor relations section of AMC’s website at amctheatres.com.  Additional information concerning Carmike’s directors and executive officers and their ownership of Carmike common stock is set forth in the proxy statement for Carmike’s most recent annual meeting of stockholders, which was filed with the SEC on April 15, 2016 and in the Annual Report on Form 10-K filed by Carmike with the SEC on February 29, 2016.  These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from Carmike’s website at http://www.carmikeinvestors.com/.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  Similarly, statements made herein and elsewhere regarding the pending acquisition of Carmike are also forward-looking statements, including statements regarding the anticipated closing date of the acquisition, the source and structure of financing, management’s statements about effect of the acquisition on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate Carmike into its operations. These forward-looking statements are based on information available at the time the statements are made and/or managements’ good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  These risks, trends, uncertainties and facts include, but are not limited to, risks related to:  the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; obtaining the Carmike stockholders’ approval; the possibility that the acquisition does not close, including in circumstances in which AMC would be obligated to pay Carmike a termination fee or other damages or expenses; related to financing the transaction, including AMC’s ability to finance the transaction on acceptable terms; responses of activist stockholders to the transaction; AMC’s ability to realize expected benefits and synergies from the acquisition; AMC’s effective implementation, and customer acceptance, of its two brand strategy; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisition on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisition; unknown liabilities; litigation and/or regulatory actions related to the proposed transaction; AMC’s significant indebtedness, including the indebtedness incurred to acquire Carmike; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC and Carmike have filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein.  Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.  Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and the risks, trends and uncertainties identified in its other public filings.  AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description
2.1*	Amended and Restated Agreement and Plan of Merger dated as of July 24, 2016, by and among AMC Entertainment Holdings, Inc., Congress Merger Subsidiary, Inc., and Carmike Cinemas, Inc.

10.1

Second Amended and Restated Debt Commitment Letter July 24, 2016, by and among AMC Entertainment Holdings, Inc. and Citigroup Global Markets Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, HSBC Bank USA, N.A. and HSBC Securities (USA) Inc.

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: July 25, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1*	Amended and Restated Agreement and Plan of Merger dated as of July 24, 2016, by and among AMC Entertainment Holdings, Inc., Congress Merger Subsidiary, Inc., and Carmike Cinemas, Inc.

10.1

Second Amended and Restated Debt Commitment Letter July 24, 2016, by and among AMC Entertainment Holdings, Inc. and Citigroup Global Markets Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, HSBC Bank USA, N.A. and HSBC Securities (USA) Inc.

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or exhibit upon request.